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                         THE GREATER CHINA FUND, INC.
                         1285 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10019
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Paul H. Schubert and Brian S. Shlissel as Proxies, each with the power to appoint his substitute, and hereby authorizes either or both to represent and to vote all shares of Common Stock of The Greater China Fund, Inc. held of record by the undersigned on March 10, 1999, at the Annual Meeting of Stockholders to be held on April 28, 1999, or any adjournment thereof, as follows:

          The Board of Directors recommends a vote FOR all Items and SHARES WILL BE SO VOTED UNLESS YOU OTHERWISE INDICATE:

1. Election of Directors       [ ] FOR all nominees
                               [ ] Withhold for all nominees

                 Nominees: Richard B. Bradley and Don G. Hoff
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INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above.

   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
                              ENCLOSED ENVELOPE.


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2. Proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund.

               [ ] For      [ ] Against       [ ] Abstain



                                  Dated:                               , 1999
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                                  -------------------------------------------
                                                   Signature


                                  -------------------------------------------
                                           Signature if held jointly

                                  IF SHARES ARE HELD JOINTLY, EACH SHAREHOLDER
                                  NAMED SHOULD SIGN. IF ONLY ONE SIGNS, HIS OR
                                  HER SIGNATURE WILL BE BINDING. IF THE
                                  SHAREHOLDER IS A CORPORATION, THE PRESIDENT
                                  OR A VICE PRESIDENT SHOULD SIGN IN HIS OR HER OWN NAME, INDICATING TITLE. IF THE SHAREHOLDER IS A PARTNERSHIP, A PARTNER SHOULD SIGN IN HIS OR HER OWN NAME, INDICATING THAT HE OR SHE IS A "PARTNER."


                     SIGN, DATE AND MAIL YOUR PROXY TODAY